UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 23, 2002

                             KNOWLEDGEMAX, INC.

             (Exact name of registrant as specified in its charter)


        Delaware                      0-29974                  52-2151837
(State of other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation)                                    identification No.)

         7900 Westpark Drive, Suite T-300
                McLean, Virginia                                  22102
     (Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code: (703) 893-1800

                                       N/A
             (Former name or former address, if change since last report)

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Item 4. Changes in Registrant's Certifying Accountant.

    On December 7, 2001, the Registrant, formerly known as Sideware Systems Inc., a Yukon Territory, Canadian corporation ("Sideware"), entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with Knowledgemax, Inc., a Delaware corporation ("Old Knowledgemax") whereby (i) Sideware domesticated to the State of Delaware, becoming a Delaware corporation, (ii) KM Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Sideware merged into Old Knowledgemax, with Old Knowledgemax being the surviving corporation, (iii) Old Knowledgemax changed its name to "KnowledgeMax Learning, Inc." and (iv) immediately following completion of the merger, the Registrant changed its corporate name from Sideware to "Knowledgemax, Inc."

    After completion of the merger, KPMG Canada notified the Registrant that as a result of the Registrant's domestication to Delaware it could not continue as the independent public accountants of the Registrant. On September 23, 2002, the Registrant formally terminated its engagement with KPMG Canada. This action was approved by the Board of Directors of the Registrant, pursuant to a recommendation by the Audit Committee.

    Except as set forth below, the reports of KPMG Canada on the financial statements of the Registrant for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The report of KPMG Canada for the fiscal years ended December 31, 2001 and 2000, dated February 5, 2002, except for Note 21, which is as of March 20, 2002, stated:

    "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 1 to the financial statements, the Company has suffered recurring losses from operations and has had negative cash flows from operating activities for each of the years presented which raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

    During fiscal years 2001, 2000 and 1999 and through the date of the dismissal (i) there were no disagreements between the Registrant and KPMG Canada on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG-Canada's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Registrant's or Sideware's consolidated financial statements for such years and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

    The Registrant requested that KPMG Canada furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which they do not agree. A copy of KPMG Canada's letter is attached to this document as Exhibit 16.1.

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Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit 16.1 - Letter from KPMG Chartered Accountants,
               Vancouver, Canada, to the Securities and Exchange
               Commission dated September 27, 2002.


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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to the signed on its behalf by the undersigned hereunto duly authorized.

Knowledgemax, Inc.
 (Registrant) and as its Chief Executive Officer:

 By:  /s/ E. Linwood Pearce
 --------------------------------
 E. Linwood Pearce
 Chief Executive Officer and
 Principal Executive Officer

Date:    September 27, 2002

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EXHIBIT INDEX

Exhibit
Number         Description
------         -----------

16.1 Letter from KPMG Chartered Accountants, Vancouver, Canada, to the Securities and Exchange Commission dated
               September 27, 2002.

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